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                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 1
                                      TO
                         AGREEMENT AND PLAN OP MERGER

     This AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of June 25, 1998, is made by and among Virata Limited, a corporation organized in the United Kingdom ("Virata"), Virata Acquisition Sub, Inc., a Delaware corporation ("Acquisition Sub"), USA Communications, Inc., a Delaware corporation ("RSA Communications"), and Munther Qubain, an individual ("Stockholder").

                                    RECITALS

     WHEREAS, the parties hereto entered into that certain Agreement and Plan of Merger, dated as of June 1,1998 (the "Merger Agreement"), pursuant to which RSA Communications will merge with and into Acquisition Sub, with Acquisition Sub as the surviving corporation, on the terms and conditions set forth in the Merger Agreement; and

     WHEREAS, the parties desire to amend the Merger Agreement to reflect certain agreed upon changes thereto;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                                   AGREEMENT

     1. Initially capitalized terms used but not defined herein shall have the meanings assigned to them in the Merger Agreement.

     2.   The Merger Agreement is hereby amended as follows:

     Amendment to Section 10.2.  Section 10.2 of the Merger Agreement is hereby
     -------------------------
amended to read in its entirety as follows:

     10.2 Failure to Close. By any of the Boards of Directors of Virata, Acquisition Sub or RSA Communications or Stockholder if the Closing shall not have occurred by the close of business on July 22, 1998; provided, however, that
                                                         --------  -------
no party shall be permitted to terminate this Agreement under this Section 10.2 if the Closing shall not have occurred by such date as a result of such party's breach of any representation, warranty, agreement or covenant contained herein.

     3. This Amendment is, and is to be construed as, an integral part of the Merger Agreement. Except as expressly amended by this Amendment, all other terms and provisions of the Merger Agreement remain unmodified and in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                              VIRATA LIMITED

                              By: /s/
                                  ----------------------------------------
                                    Charles Cotton, President and Chief
                                    Executive Officer

                              By: /s/
                                  ----------------------------------------
                                    Andrew Vought, Chief Financial Officer


                              VIRATA ACQUISITION SUB, INC.

                              By: /s/
                                  ----------------------------------------
                                    Charles Cotton, Chief Executive Officer

                              By: /s/
                                  ----------------------------------------
                                    Andrew Vought, Secretary


                              RSA COMMUNICATIONS, INC.

                              By: /s/
                                  ----------------------------------------
                                    Munther Qubain, President

                              By: /s/
                                  ----------------------------------------
                                    Carol Palmer, Treasurer and Secretary

                                  /s/
                              --------------------------------------------
                                    Munther Qubain

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